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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 18, 2001


                       AMERICAN COMMUNITY BANCSHARES, INC.

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             (Exact name of Registrant as specified in its charter)

     North Carolina                          000-30517           56-2179531
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(State or other jurisdiction       (Commission File No.)       (IRS Employer
 of incorporation)                                           Identification No.)

           2593 West Roosevelt Boulevard, Monroe, North Carolina 28110

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                    (Address of principal executive offices)

Registrant's telephone number, including area code (704) 225-8444


                                 Not Applicable

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                 (Former address of principal executive offices)

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Item 5 Other Events and Regulation FD Disclosure.
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On December 18, 2001, the Board of Directors of the Registrant declared a 10%
stock dividend payable on January 31, 2002 to shareholders of record on January 16, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN COMMUNITY BANCSHARES, INC.


                                            By:  /s/ Randy P. Helton
                                                 -------------------
                                                 Randy P. Helton
                                                 President and CEO

Dated:    December 21, 2001

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                                  EXHIBIT INDEX
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       Exhibit Number                  Description of Exhibit
       --------------                  ----------------------

            99.1                           Press Release

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